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                                  EXHIBIT 23.1
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                                                         Exhibit 23.1

                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Sierra On-Line, Inc. on Form S-8 of our report dated February 13, 1996 on the consolidated financial statements of Sierra On-Line, Inc. and subsidiaries for the year ended March 31, 1995, appearing in the Quarterly Report on Form 10-Q for the quarterly period ended December 31, 1995.


DELOITTE & TOUCHE LLP
Seattle, Washington

March 4, 1996